                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549
                                                ---------------------------------------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                            Date of Report (Date of earliest event reported): June 28, 2002 (June 28, 2002)
------------------------------------------------------------------------------------------------------------------------------------------------

                                                      BANCORP RHODE ISLAND, INC.
------------------------------------------------------------------------------------------------------------------------------------------------
                                        (Exact name of registrant as specified in its charter)

                                                             Rhode Island

-----------------------------------------------------------------------------------------------------------------------------------------------
                                            (State or other jurisdiction of incorporation)

                         333-33182                                                              05-0509802
------------------------------------------------------------------------------------------------------------------------------------------------
                 (Commission File Number)                                 (IRS Employer Identification Number)

                                         One Turks Head Place, Providence, Rhode Island 02903
------------------------------------------------------------------------------------------------------------------------------------------------
                                               (Address of principal executive offices)

                                                            (401) 456-5000
------------------------------------------------------------------------------------------------------------------------------------------------
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
------------------------------------------------------------------------------------------------------------------------------------------------
                                     (Former name or former address, if changed since last report)

Item 5.           Other Events and Regulation FD Disclosure

         Effective  June 28, 2002,  Donald J. Reaves  resigned from the Board of Directors of the  Registrant in  connection  with his recent appointment as Vice President and Chief Financial Officer at the
University of Chicago.

Item 7.           Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Not applicable.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, as amended,  the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANCORP RHODE ISLAND, INC.

                                                     By:   /s/ Albert R. Rietheimer
                                                           ---------------------------
                                                               Albert R. Rietheimer
                                                               Chief Financial Officer

Date:  June 28, 2002